Principal Variable Contracts Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
April 1, 2026
Dear Contract Owner:
A Special Meeting of Shareholders (the "Meeting") of the Diversified Growth Strategic Allocation Account ("Growth Strategic") and Diversified Balanced Strategic Allocation Account ("Balanced Strategic"), each a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 801 Grand Avenue, Des Moines, Iowa 50392, on April 30, 2026 (i) at 10:00 a.m., Central Time, for Growth Strategic and (ii) 10:15 a.m., Central Time, for Balanced Strategic.
At the Meeting, the shareholders of each of Growth Strategic and Balanced Strategic (each, an "Acquired Fund" and, together, the "Acquired Funds") will be asked to consider and approve a Plan of Acquisition (the "Plan") providing for its reorganization into, respectively, Diversified Growth Adaptive Allocation Account and Diversified Balanced Adaptive Allocation Account (each, an "Acquiring Fund" and, together, the "Acquiring Funds"). Each Acquiring Fund is a series of PVC.
The Acquired Funds' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to the Acquired Funds. As a result, you have the right to instruct your insurance company how to vote the shares of the Acquired Funds that represent your contract value. Your insurance company will vote, in accordance with your instructions, the number of Acquired Fund shares that represents that portion of your contract value invested in the Acquired Funds as of March 5, 2026, the record date for the Meeting.
Under each Plan: (i) the applicable Acquiring Fund will acquire all the assets, subject to all the liabilities, of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (each, a “Reorganization”). As a result of each Reorganization, each shareholder of the applicable Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization.
Holders of Class 2 shares of each Acquired Fund will receive Class 2 shares of the corresponding Acquiring Fund. Each Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 1, 2026.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund to which you had allocated contract value as of March 5, 2026, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the proposals to be voted on at the Meeting.
The PVC Board of Directors has voted in favor of each proposed Reorganization and recommends that you vote FOR the proposed Reorganization(s).
In order for the shares of the Acquired Fund to which you had allocated contract value as of the record date to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then give your voting instructions in one of the following three ways:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available when you call.
By Mail: Complete and sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt by us by April 29, 2026.

We appreciate you taking the time to respond to this important matter. Your vote is important. If you have any questions regarding your Fund's Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.

Sincerely,

Kamal Bhatia
Director, Chair, President, and Chief Executive Officer
Principal Variable Contracts Funds, Inc.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Contract Owners of the Diversified Growth Strategic Allocation Account and the Diversified Balanced Strategic Allocation Account:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Diversified Growth Strategic Allocation Account ("Growth Strategic") and Diversified Balanced Strategic Allocation Account ("Balanced Strategic") (each, an "Acquired Fund" and, collectively, the “Acquired Funds”), each a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 801 Grand Avenue, Des Moines, Iowa 50392, on April 30, 2026 at (i) 10:00 a.m., Central Time, for Growth Strategic, and (ii) 10:15 a.m., Central Time, for Balanced Strategic. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment or postponement thereof.
Proposal 1:
Approval of a Plan of Acquisition providing for the reorganization of the Diversified Growth Strategic Allocation Account (Class 2) into the Diversified Growth Adaptive Allocation Account (Class 2).
(Only shareholders of the Diversified Growth Strategic Allocation Account will vote on this proposal.)
Proposal 2:
Approval of a Plan of Acquisition providing for the reorganization of the Diversified Balanced Strategic Allocation Account (Class 2) into the Diversified Balanced Adaptive Allocation Account (Class 2).
(Only shareholders of the Diversified Balanced Strategic Allocation Account will vote on this proposal.)
The PVC Board of Directors recommends that shareholders of each Acquired Fund vote FOR the Proposals.
Approval of each Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus under "Voting Information - Voting rights") of the applicable Acquired Fund.
Each shareholder of record of each Acquired Fund at the close of business on March 5, 2026, the record date for the Meeting (the "Record Date"), is entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof. The Acquired Funds' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to one or more Acquired Funds. As a result, you have the right to instruct your insurance company how to vote the shares of the Acquired Funds that represent your contract value. Your insurance company will vote, in accordance with your instructions, the number of Acquired Fund shares that represents that portion of your contract value invested in each of the Acquired Funds as of the Record Date.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Kamal Bhatia
Director, Chair, President, and Chief Executive Officer
April 1, 2026
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street, Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY STATEMENT/PROSPECTUS FOR THE SHAREHOLDERS' MEETING TO BE HELD ON APRIL 30, 2026
This Proxy Statement/Prospectus is available on the Internet at:
https://proxyvotinginfo.com/p/pvcdiv
---------------------------------
RELATING TO THE REORGANIZATION OF
DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT INTO DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT and DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT INTO DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Principal Variable Contracts Funds, Inc. ("PVC") to be used at a Special Shareholder Meeting (the "Meeting") of the Diversified Growth Strategic Allocation Account ("Growth Strategic") and Diversified Balanced Strategic Allocation Account ("Balanced Strategic"), each a series of PVC, to be held at 801 Grand Avenue, Des Moines, Iowa 50392, on April 30, 2026 at (i) 10:00 a.m., Central Time, for Growth Strategic, and (ii) 10:15 a.m., Central Time, for Balanced Strategic.
At the Meeting, the shareholders of each of Growth Strategic and Balanced Strategic (each, an "Acquired Fund" and, together, the "Acquired Funds") will be asked to consider and approve a Plan of Acquisition (each, a "Plan") providing for its reorganization into, respectively, Diversified Growth Adaptive Allocation Account and the Diversified Balanced Adaptive Allocation Account (each, an "Acquiring Fund" and, together, the "Acquiring Funds") (the Acquired Funds and Acquiring Funds, together, the "Funds"). Each of these Funds is a separate series of PVC. PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").
All shares of the Acquired Funds are owned of record by insurance company separate accounts established to fund benefits under variable annuity contracts and variable life insurance policies (each, a "Contract") issued by such insurance companies. Persons holding Contracts are referred to herein as "Contract Owners."
Under each Plan: (i) the applicable Acquiring Fund will acquire all the assets, subject to all the liabilities, of the corresponding Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (each a "Reorganization"). As a result of each Reorganization, each shareholder of the Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of the Acquiring Fund issued in each Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization.
I.Holders of Class 2 shares of the Diversified Growth Strategic Allocation Account (Acquired Fund) will receive Class 2 shares of the Diversified Growth Adaptive Allocation Account (Acquiring Fund).
II.Holders of Class 2 shares of the Diversified Balanced Strategic Allocation Account (Acquired Fund) will receive Class 2 shares of the Diversified Balanced Adaptive Allocation Account (Acquiring Fund).
Each Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 1, 2026. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of Plan of Acquisition, which are attached hereto as Appendix A.
Approval of each Reorganization will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined below in this Proxy Statement/Prospectus under "Voting Information - Voting rights") of the applicable Acquired Fund.

This Proxy Statement/Prospectus contains information shareholders should know about each Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2025. Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
The Statement of Additional Information dated April 1, 2026 (the "Statement of Additional Information" or "SAI") relating to this Proxy Statement/Prospectus has been filed with the SEC (File No. 333-293918) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus dated May 1, 2025 and as supplemented, and the Statement of Additional Information for PVC dated May 1, 2025, and as supplemented, have been filed with the SEC (File No. 002-35570). Copies of these documents may be obtained without charge by writing to Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll free at 1 (800) 222-5852 if you have any questions regarding your Fund's Reorganization.
PVC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and the rules thereunder, and PVC files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is April 1, 2026.

TABLE OF CONTENTS

Page

INTRODUCTION	4
THE REORGANIZATIONS	5
I.Plan of Acquisition Providing for the Reorganization of the Diversified Growth Strategic Allocation Account into the Diversified Growth Adaptive Allocation Account	6
Comparison of Acquired and Acquiring Funds	6
Comparison of Investment Objectives and Strategies	7
Comparison of Principal Investment Risks	7
Fees and Expenses of the Funds	10
Performance	12
Board Consideration of the Reorganization	14
II.Plan of Acquisition Providing for the Reorganization of the Diversified Balanced Strategic Allocation Account into the Diversified Balanced Adaptive Allocation Account	16
Comparison of Acquired and Acquiring Funds	16
Comparison of Investment Objectives and Strategies	17
Comparison of Principal Investment Risks	17
Fees and Expenses of the Funds	20
Performance	22
Board Consideration of the Reorganization	24
INFORMATION ABOUT THE REORGANIZATIONS	26
Plans of Acquisition	26
Description of the Securities to Be Issued	26
Federal Income Tax Consequences	27
CAPITALIZATION	28
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	29
ADDITIONAL INFORMATION ABOUT THE FUNDS	41
Multiple Classes of Shares	41
Intermediary Compensation	41
Dividends and Distributions	41
Pricing of Fund Shares	41
TAX INFORMATION	42
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION	42
THE COST OF INVESTING AND ONGOING FEES	43
FREQUENT PURCHASES AND REDEMPTIONS	44
SHAREHOLDER RIGHTS	45
PURCHASE OF FUND SHARES	45
REDEMPTION OF FUND SHARES	46
PORTFOLIO HOLDINGS INFORMATION	47
VOTING INFORMATION	47
OUTSTANDING SHARES AND SHARE OWNERSHIP	48
FINANCIAL STATEMENTS	50
LEGAL MATTERS	50
OTHER INFORMATION	51
APPENDIX A - FORMS OF PLANS OF ACQUISITION	A-1
Diversified Growth Strategic Allocation Account and Diversified Growth Adaptive Allocation Account	A-2
Diversified Balanced Strategic Allocation Account and Diversified Balanced Adaptive Allocation Account	A-5
APPENDIX B - DESCRIPTION OF BOND RATINGS	B-1
APPENDIX C - FINANCIAL HIGHLIGHTS	C-1

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plans and the Reorganizations.
Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 36 separate series (the "PVC Funds"), including the Acquired Funds and the Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company ("Principal Life"), and the investment advisor to the PVC Funds is Principal Global Investors, LLC ("PGI"). Principal Funds Distributor, Inc. (the "Distributor" or "PFD") is the distributor for all Fund shares. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Principal Life, PGI, and PFD’s mailing address is Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PVC, PGI provides investment advisory services to each PVC Fund and is also responsible for, among other things, administering the business and affairs of each PVC Fund. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub-advisors that manage the investment of the assets of the PVC Funds pursuant to sub-advisory agreements. Neither the Acquired Funds nor the Acquiring Funds are sub-advised.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly owned subsidiary of PFG.

THE REORGANIZATIONS
At its meeting held on December 9, 2025, the PVC Board of Directors (the "Board"), including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PVC (the "Independent Directors"), approved the Reorganizations pursuant to the Plans providing for the reorganizations of the Acquired Funds into the corresponding Acquiring Fund. The Board concluded that each Reorganization is in the best interests of the applicable Acquired Fund and Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve each Reorganization are discussed under "THE REORGANIZATIONS - Board Consideration of the Reorganization."
Each Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the corresponding Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganizations, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund will issue to the corresponding Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date of each Reorganization is expected to be on or about May 1, 2026.
Holders of Class 2 shares of an Acquired Fund will receive Class 2 shares of the corresponding Acquiring Fund. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of Plans of Acquisition, which are attached hereto as Appendix A.
The Board of Directors believes that each Reorganization is in the best interests of shareholders of the applicable Acquired Funds and the corresponding Acquiring Fund for the reasons described in this Proxy Statement/Prospectus. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds. Please see "THE REORGANIZATIONS - Board Consideration of the Reorganization" for additional information about the Board's consideration of each Reorganization.
Furthermore, the Funds will obtain an opinion of legal counsel to the effect that no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Please see "Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of each Reorganization.
PGI serves as investment advisor to the Acquired and the Acquiring Funds. Please see "Plan of Acquisition Providing for the Reorganization of the Diversified Growth Strategic Allocation Account into the Diversified Growth Adaptive Allocation Account" and "Plan of Acquisition Providing for the Reorganization of the Diversified Balanced Strategic Allocation Account into the Diversified Balanced Adaptive Allocation Account" below for additional comparison information between the Acquired Funds and Acquiring Funds, as well as information about the Acquiring Funds post-Reorganization.
Payment of the direct expenses and out-of-pocket fees incurred in connection with the Reorganizations, including printing, mailing, legal, and audit fees, will be shared by PGI and the applicable Acquired Fund.
Each of the Acquired and the Acquiring Funds qualify, and following the Reorganizations it is expected that each Acquiring Fund will continue to qualify, as a Regulated Investment Company for tax purposes.

I.Plan of Acquisition Providing for the Reorganization of the
Diversified Growth Strategic Allocation Account into the Diversified Growth Adaptive Allocation Account
At its meeting held on December 9, 2025, the Board of PVC, including the Independent Directors, approved the Plan, providing for the reorganization of the Diversified Growth Strategic Allocation Account (the "Acquired Fund") into the Diversified Growth Adaptive Allocation Account (the "Acquiring Fund").
Comparison of Acquired Fund and Acquiring Fund
The following tables provide comparative information with respect to the Acquired Fund and the Acquiring Fund.
The Funds have substantially similar objectives in that the Acquired Fund seeks to provide long-term capital appreciation, with an emphasis on managing volatility, while the Acquiring Fund seeks to provide long-term capital appreciation, while seeking to control volatility. As described in the tables below, their principal investment strategies are also substantially similar.
The Acquired Fund operates as a fund of funds. It generally allocates approximately 65% of its assets to underlying equity index registered investment companies to gain broad market exposure to U.S. and non-U.S. investments, including those of smaller companies, and the remaining 35% of its assets to underlying fixed-income index underlying registered investment companies for intermediate duration fixed-income exposure. The underlying index funds invest in derivatives with the intention of managing equity exposure and reducing volatility.
The Acquiring Fund also operates as a fund of funds but may also invest directly in derivatives. It generally allocates approximately 65% of its assets to underlying equity index registered investment companies and exchange-traded futures to gain broad market exposure to U.S. and non-U.S. investments, including those of smaller companies, and the remaining 35% of its assets to underlying fixed-income index underlying registered investment companies for intermediate duration fixed-income exposure. During periods of higher equity market volatility, the Fund implements a volatility control strategy to hedge its equity exposure, possibly taking short positions in exchange-traded futures.

DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)	DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)

Approximate Net Assets as of January 31, 2026	Approximate Net Assets as of January 31, 2026
$196,125,000	$1,459,467,000

DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)	DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)

Investment Advisor	Investment Advisor
PGI	PGI

PGI Portfolio Managers	PGI Portfolio Managers
Brody Dass has been with Principal® since 2015. He earned a bachelor’s degree from the University of Iowa. Mr. Dass has earned the right to use the Chartered Financial Analyst designation.	Brody Dass has been with Principal® since 2015. He earned a bachelor’s degree from the University of Iowa. Mr. Dass has earned the right to use the Chartered Financial Analyst designation.
Yesim Tokat-Acikel has been with Principal® since 2023. Prior to that, Ms. Tokat-Acikel was a Managing Director, Head of Multi-Asset Research, Co-Head of ESG, and Portfolio Manager for PGIM Quantitative Solutions, a business of Prudential Financial, since 2010. She earned a bachelor’s degree in Industrial Engineering from Bilkent University, a master’s degree in Industrial Engineering from the University of Arizona, and a PhD in Financial Economics from the University of California, Santa Barbara.

Tyler O’Donnell has been with Principal® since 2015. He earned bachelor’s degrees in Mathematics and Biochemistry from the University of Iowa and an M.B.A. from Iowa State University. Mr. O’Donnell has earned the right to use the Chartered Financial Analyst designation.
Aaron J. Siebel has been with Principal® since 2005. He earned a bachelor’s degree in Finance from the University of Iowa. Mr. Siebel has earned the right to use the Chartered Financial Analyst designation.

Yesim Tokat-Acikel has been with Principal® since 2023. Prior to that, Ms. Tokat-Acikel was a Managing Director, Head of Multi-Asset Research, Co-Head of ESG, and Portfolio Manager for PGIM Quantitative Solutions, a business of Prudential Financial, since 2010. She earned a bachelor’s degree in Industrial Engineering from Bilkent University, a master’s degree in Industrial Engineering from the University of Arizona, and a PhD in Financial Economics from the University of California, Santa Barbara.

Comparison of Investment Objectives and Strategies

DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)	DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks to provide long-term capital appreciation, with an emphasis on managing volatility.	The Fund seeks to provide long-term capital appreciation, while seeking to control volatility.

Principal Investment Strategies	Principal Investment Strategies
The Fund operates as a fund of funds and invests in funds and exchange-traded funds (“ETFs”) of Principal Funds, Inc., PVC, Principal Exchange-Traded Funds, and other fund complexes (collectively, the “Underlying Funds”). The Fund generally allocates approximately 65% of its assets to equity index Underlying Funds to gain broad market capitalization exposure to both U.S. and non-U.S investments, including investments in smaller companies, and approximately 35% to fixed-income index Underlying Funds for intermediate duration fixed-income exposure. The asset class diversification of the Fund is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
The Fund’s assets are allocated among Underlying Funds in accordance with the Fund’s investment objective and based on qualitative and quantitative analyses and the relative market valuations of the Underlying Funds. Without shareholder approval, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, may alter the percentage ranges and/or substitute or remove Underlying Funds when it deems appropriate. The Fund is rebalanced monthly.
The Underlying Funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Underlying Funds invest in equity index futures and ETFs to manage the equity exposure, as well as vertical call spreads and vertical put spreads as part of an active strategy intended to reduce volatility. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security.

The Fund operates as a fund of funds and invests in funds and exchange-traded funds (“ETFs”) of Principal Funds, Inc., PVC, Principal Exchange-Traded Funds, and other fund complexes (collectively, the “Underlying Funds”). The Fund also invests in cash and cash equivalents (as investments and/or to serve as margin or collateral for derivatives positions) and derivative instruments (primarily exchange-traded futures). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
The Fund uses a systematic approach to identify volatility signals in the market and determine whether equity market volatility is below or above average. During periods of lower equity market volatility, the Fund generally allocates approximately 65% of its assets to equity index Underlying Funds and long positions in ETFs and exchange-traded futures to gain broad market capitalization exposure to both U.S. and non-U.S. equity investments, including investments in smaller companies, and approximately 35% to fixed-income Underlying Funds for intermediate duration fixed-income exposure.
During periods of higher equity market volatility, the Fund implements a volatility control strategy to hedge its equity exposure. Specifically, the Fund invests in cash and/or cash equivalents, such as high-quality, short-term money market investments, and/or takes short positions in exchange-traded futures.
The Fund’s assets are allocated among Underlying Funds in accordance with the Fund’s investment objective and based on qualitative and quantitative analyses and the relative market valuations of the Underlying Funds. Without shareholder approval, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, may alter the percentage ranges and strategy allocations and/or substitute or remove Underlying Funds when it deems appropriate. For example, during periods of higher equity market volatility, the allocations to the equity Underlying Funds might be reduced. The asset class diversification of the Fund is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."

Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks,” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Principal Risks of Investing in a Fund of Funds
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies (for example, other mutual funds or exchange-traded funds) in which the Fund invests (“underlying funds”). The Fund’s selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and PGI and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Fund's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities. The value of U.S. government securities may be adversely impacted by changes in interest rates, changes in the credit rating of the U.S. government, or a default by the U.S. government.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Additional Principal Risks of Investing in the Acquired Fund
The following are additional principal risks of investing in the Acquired Fund that are not principal risks of the Acquiring Fund.
Principal Risks due to the Fund's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.

Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
Volatility Mitigation Risk. Volatility mitigation strategies may increase the Fund’s transaction costs, which could increase losses or reduce gains. These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Additional Principal Risks of Investing in the Acquiring Fund
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of the Acquired Fund.
Principal Risks of Investing in a Fund of Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
Short Sales Risk. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Volatility Mitigation Risk. Volatility mitigation strategies may increase the Fund’s transaction costs, which could increase losses or reduce gains. These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2025; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2025; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2025 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2025.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired Fund's and Acquiring Fund's performance.
Holders of Class 2 shares of the Acquired Fund will receive Class 2 shares of the Acquiring Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
2	0.05%	0.25%	0.01%	0.27%	0.58%
(b) DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
2	0.12%	0.25%	0.00%	0.16%	0.53%
(c) DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund) (Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
2	0.12%	0.25%	0.00%	0.16%	0.53%
Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund, the Acquiring Fund, and the Acquiring Fund on a pro forma basis assuming that the Reorganization has taken place. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
2	$59	$186	$324	$726
(b) DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
2	$54	$170	$296	$665
(c) DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund) (Pro forma assuming Reorganization)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
2	$54	$170	$296	$665
Portfolio Turnover
The Funds and each underlying fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Funds' and the underlying funds' performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 22.2% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 44.4%.
Investment Management Fees and Schedules
The management fee for each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2025 is set forth below:

Diversified Growth Strategic Allocation Account (Acquired Fund)	Diversified Growth Adaptive Allocation Account (Acquiring Fund)
0.05%	0.12%
The discussions regarding the basis for the Board’s approval of each Fund's management agreement are available in the Registrant's Form N-CSR filing on the SEC's website at www.sec.gov for the period ending December 31, 2025.

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852.
The bar charts show the investment returns of each Fund’s Class 2 shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The tables show for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how each Fund’s average annual total returns compare with those of one or more broad measures of market performance. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
Life of Fund returns are measured from the date the Acquiring Fund’s shares were first sold (March 30, 2017).
Calendar Year Total Return (%) as of 12/31 Each Year
Diversified Growth Strategic Allocation Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	13.21%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(12.71)%
Average Annual Total Returns
For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Diversified Growth Strategic Allocation Account — Class 2	13.59%	7.10%	8.40%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Diversified Growth Strategic Allocation Custom Index (except as noted for MSCI EAFE Index NTR, reflects no deduction for fees, expenses, or taxes)	14.38%	8.14%	9.40%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%
MSCI EAFE Index NTR (reflects withholding taxes on foreign dividends but no deduction for fees, expenses, or other taxes)	31.22%	8.92%	8.18%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	7.50%	9.12%	10.72%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	6.02%	7.31%	9.81%
The S&P 500 Index is the Fund's primary broad-based index. The Diversified Growth Strategic Allocation Custom Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with returns of indices of funds with similar investment objectives. Performance of each component of the custom index is also shown. The weightings of the Diversified Growth Strategic Allocation Custom Index are as follows: 45% S&P 500 Index, 35% Bloomberg US Aggregate Index, 10% MSCI EAFE Index NTR, 5% S&P MidCap 400 Index, and 5% S&P SmallCap 600 Index.

Calendar Year Total Return (%) as of 12/31 Each Year
Diversified Growth Adaptive Allocation Account (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q4 2023	9.81%
Lowest return for a quarter during the period of the bar chart above:	Q2 2022	(8.91)%
Average Annual Total Returns
For the periods ended December 31, 2025

	1 Year	5 Years	Life of Fund
Diversified Growth Adaptive Allocation Account — Class 2	7.31%	6.13%	6.98%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.40%
Diversified Growth Adaptive Allocation Custom Index (except as noted for MSCI EAFE Index NTR, reflects no deduction for fees, expenses, or taxes)	14.38%	8.14%	8.59%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.40%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	1.24%
MSCI EAFE Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	31.22%	8.92%	5.70%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	7.50%	9.12%	9.72%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	6.02%	7.31%	8.51%
The S&P 500 Index is the Fund's primary broad-based index. The Diversified Growth Adaptive Allocation Custom Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with returns of indices of funds with similar investment objectives. Performance of each component of the custom index is also shown. The weightings of the Diversified Growth Adaptive Allocation Custom Index are as follows: 45% S&P 500 Index, 35% Bloomberg US Aggregate Index, 10% MSCI EAFE Index NTR, 5% S&P MidCap 400 Index, and 5% S&P SmallCap 600 Index.

Board Consideration of the Reorganization
At its December 9, 2025 meeting, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”), including the directors who are not interested persons as defined by the Investment Company Act of 1940, as amended (the “Independent Directors”), considered information presented by Principal Global Investors, LLC (“PGI”) regarding the proposed reorganization of PVC Diversified Growth Strategic Allocation Account (the “Acquired Fund”) into PVC Diversified Growth Adaptive Allocation Account (the “Acquiring Fund”) (the “Reorganization”). The Independent Directors were assisted by independent legal counsel. The Board of Directors of PVC evaluated such information as it deemed necessary to consider the proposed Reorganization. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;
•the Funds’ similar investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquiring Fund following the Reorganization;
•the estimated direct costs of the Reorganization, composed of audit costs that will be borne by PGI and proxy/registration statement-related costs that will be borne by the Funds;
•the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
•the differences in the portfolio management teams of the Acquired Fund and the Acquiring Fund;
•information regarding the Funds’ investment performance and risk-return profiles, including PGI’s statement regarding the impact of recent market conditions on Acquiring Fund performance;
•the direct or indirect federal income tax consequences of the Reorganization and their expected impact on contract owners of the insurance separate accounts that own the Acquired Fund shares;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including maintaining the status quo or pursuing the liquidation of the Acquired Fund.
The Board believes that the Reorganization will serve the best interests of existing shareholders for the following reasons, among others:
•the Acquired Fund and the Acquiring Fund have similar investment objectives, similar principal investment strategies and principal risks, identical fundamental investment restrictions and similar portfolio management teams, with the portfolio managers of the Acquired Fund also serving on the Acquiring Fund’s portfolio management team;
•PGI has advised that the Acquired Fund has not been able to grow its assets and gain scale;
•based on information provided by PGI, the post-Reorganization management fee rate for the Acquiring Fund will be higher than the pre-Reorganization management fee rate for the Acquired Fund, and the post-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquiring Fund’s Class 2 shares (the Fund’s only share class) is expected to be lower than the pre-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquired Fund’s Class 2 shares;
•the Acquiring Fund has underperformed the Acquired Fund during recent periods, but PGI has advised that the Funds have comparable investment strategies, and that the Acquiring Fund would be expected to provide comparable investment outcomes to those of the Acquired Fund over a full market cycle;
•the Board has concluded that the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•the Funds will obtain an opinion of legal counsel to the effect that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Funds and their shareholders;
•PGI, as investment advisor to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;
•PGI, as investment advisor to the Acquired Fund, will pay the audit costs to be incurred in connection with the Reorganization;
•based on information provided by PGI, the proxy/registration statement-related costs to be borne by the Funds, as well as the costs associated with transitioning the Acquired Fund’s portfolio holdings to align with the Acquiring Fund’s principal investment strategy, are expected to be recovered by the Funds’ shareholders within two months following the Reorganization due to the expected post-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquiring Fund’s Class 2 shares compared to the pre-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquired Fund’s Class 2 shares;
•the taxable impact of capital gains realized in connection with repositioning the Acquired Fund’s portfolio in connection with the Reorganization are not expected to flow through to the contract owners of the insurance separate accounts that own the Acquired Fund shares;
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated, may be inconsistent with the Acquired Fund shareholders’ investment plans or goals, and would force Acquired Fund shareholders to take additional action to select new investment options; and
•for the reasons set forth above, the Reorganization is expected to be more beneficial to shareholders of the Acquired Fund than maintaining the status quo.

II.Plan of Acquisition Providing for the Reorganization of the
Diversified Balanced Strategic Allocation Account into the Diversified Balanced Adaptive Allocation Account
At its meeting held on December 9, 2025, the Board of PVC, including the Independent Directors, approved the Plan, providing for the reorganization of the Diversified Balanced Strategic Allocation Account (the "Acquired Fund") into the Diversified Balanced Adaptive Allocation Account (the "Acquiring Fund").
Comparison of Acquired Fund and Acquiring Fund
The following tables provide comparative information with respect to the Acquired Fund and the Acquiring Fund.
The Funds have substantially similar objectives in that the Acquired Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk with an emphasis on managing volatility, while the Acquiring Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk while seeking to control volatility. As described in the tables below, their principal investment strategies are also substantially similar.
The Acquired Fund operates as a fund of funds. It generally allocates approximately 50% of its assets to underlying equity index registered investment companies to gain broad market exposure to U.S. and non-U.S. investments, including those of smaller companies, and the remaining 50% of its assets to underlying fixed-income index underlying registered investment companies for intermediate duration fixed-income exposure. The underlying index funds invest in derivatives with the intention of managing equity exposure and reducing volatility.
The Acquiring Fund also operates as a fund of funds but may also invest directly in derivatives. It generally allocates approximately 50% of its assets to underlying equity index registered investment companies and exchange-traded futures to gain broad market exposure to U.S. and non-U.S. investments, including those of smaller companies, and the remaining 50% of its assets to underlying fixed-income index underlying registered investment companies for intermediate duration fixed-income exposure. During periods of higher equity market volatility, the Fund implements a volatility control strategy to hedge its equity exposure, possibly taking short positions in exchange-traded futures.

DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)	DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)

Approximate Net Assets as of January 31, 2026	Approximate Net Assets as of January 31, 2026
$87,319,000	$214,320,000

DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)	DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)

Investment Advisor	Investment Advisor
PGI	PGI

PGI Portfolio Managers	PGI Portfolio Managers
Brody Dass has been with Principal® since 2015. He earned a bachelor’s degree from the University of Iowa. Mr. Dass has earned the right to use the Chartered Financial Analyst designation.	Brody Dass has been with Principal® since 2015. He earned a bachelor’s degree from the University of Iowa. Mr. Dass has earned the right to use the Chartered Financial Analyst designation.
Yesim Tokat-Acikel has been with Principal® since 2023. Prior to that, Ms. Tokat-Acikel was a Managing Director, Head of Multi-Asset Research, Co-Head of ESG, and Portfolio Manager for PGIM Quantitative Solutions, a business of Prudential Financial, since 2010. She earned a bachelor’s degree in Industrial Engineering from Bilkent University, a master’s degree in Industrial Engineering from the University of Arizona, and a PhD in Financial Economics from the University of California, Santa Barbara.

Tyler O’Donnell has been with Principal® since 2015. He earned bachelor’s degrees in Mathematics and Biochemistry from the University of Iowa and an M.B.A. from Iowa State University. Mr. O’Donnell has earned the right to use the Chartered Financial Analyst designation.
Aaron J. Siebel has been with Principal® since 2005. He earned a bachelor’s degree in Finance from the University of Iowa. Mr. Siebel has earned the right to use the Chartered Financial Analyst designation.

Yesim Tokat-Acikel has been with Principal® since 2023. Prior to that, Ms. Tokat-Acikel was a Managing Director, Head of Multi-Asset Research, Co-Head of ESG, and Portfolio Manager for PGIM Quantitative Solutions, a business of Prudential Financial, since 2010. She earned a bachelor’s degree in Industrial Engineering from Bilkent University, a master’s degree in Industrial Engineering from the University of Arizona, and a PhD in Financial Economics from the University of California, Santa Barbara.

Comparison of Investment Objectives and Strategies

DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)	DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk, with an emphasis on managing volatility.	The Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk, while seeking to control volatility.

Principal Investment Strategies	Principal Investment Strategies
The Fund operates as a fund of funds and invests in funds and exchange-traded funds (“ETFs”) of Principal Funds, Inc., PVC, Principal Exchange-Traded Funds, and other fund complexes (collectively, the “Underlying Funds”). The Fund generally allocates approximately 50% of its assets to equity index Underlying Funds to gain broad market capitalization exposure to both U.S. and non-U.S investments, including investments in smaller companies, and approximately 50% to fixed-income index Underlying Funds for intermediate duration fixed-income exposure. The asset class diversification of the Fund is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
The Fund’s assets are allocated among Underlying Funds in accordance with the Fund’s investment objective and based on qualitative and quantitative analyses and the relative market valuations of the Underlying Funds. Without shareholder approval, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, may alter the percentage ranges and/or substitute or remove Underlying Funds when it deems appropriate. The Fund is rebalanced monthly.
The Underlying Funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Underlying Funds invest in equity index futures and ETFs to manage the equity exposure, as well as vertical call spreads and vertical put spreads as part of an active strategy intended to reduce volatility. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security.

The Fund operates as a fund of funds and invests in funds and exchange-traded funds (“ETFs”) of Principal Funds, Inc., PVC, Principal Exchange-Traded Funds, and other fund complexes (collectively, the “Underlying Funds”). The Fund also invests in cash and cash equivalents (as investments and/or to serve as margin or collateral for derivatives positions) and derivative instruments (primarily exchange-traded futures). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
The Fund uses a systematic approach to identify volatility signals in the market and determine whether equity market volatility is below or above average. During periods of lower equity market volatility, the Fund generally allocates approximately 50% of its assets to equity index Underlying Funds and long positions in ETFs and exchange-traded futures to gain broad market capitalization exposure to both U.S. and non-U.S. equity investments, including investments in smaller companies, and approximately 50% to fixed-income Underlying Funds for intermediate duration fixed-income exposure.
During periods of higher equity market volatility, the Fund implements a volatility control strategy to hedge its equity exposure. Specifically, the Fund invests in cash and/or cash equivalents, such as high-quality, short-term money market investments, and/or takes short positions in exchange-traded futures.
The Fund’s assets are allocated among Underlying Funds in accordance with the Fund’s investment objective and based on qualitative and quantitative analyses and the relative market valuations of the Underlying Funds. Without shareholder approval, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, may alter the percentage ranges and strategy allocations and/or substitute or remove Underlying Funds when it deems appropriate. For example, during periods of higher equity market volatility, the allocations to the equity Underlying Funds might be reduced. The asset class diversification of the Fund is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks,” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Principal Risks of Investing in a Fund of Funds
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies (for example, other mutual funds or exchange-traded funds) in which the Fund invests (“underlying funds”). The Fund’s selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and PGI and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Fund's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities. The value of U.S. government securities may be adversely impacted by changes in interest rates, changes in the credit rating of the U.S. government, or a default by the U.S. government.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Additional Principal Risks of Investing in the Acquired Fund
The following are additional principal risks of investing in the Acquired Fund that are not principal risks of the Acquiring Fund.
Principal Risks due to the Fund's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.

Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
Volatility Mitigation Risk. Volatility mitigation strategies may increase the Fund’s transaction costs, which could increase losses or reduce gains. These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Additional Principal Risks of Investing in the Acquiring Fund
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of the Acquired Fund.
Principal Risks of Investing in a Fund of Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the Fund.
Short Sales Risk. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Volatility Mitigation Risk. Volatility mitigation strategies may increase the Fund’s transaction costs, which could increase losses or reduce gains. These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2025; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2025; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2025 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2025.

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired Fund's and Acquiring Fund's performance.
Holders of Class 2 shares of the Acquired Fund will receive Class 2 shares of the Acquiring Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses
2	0.05%	0.25%	0.02%	0.24%	0.56%
(b) DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses
2	0.12%	0.25%	0.01%	0.15%	0.53%
(c) DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund) (Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses
2	0.12%	0.25%	0.01%	0.15%	0.53%
Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund, the Acquiring Fund, and the Acquiring Fund on a pro forma basis assuming that the Reorganization has taken place. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
2	$57	$179	$313	$701
(b) DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
2	$54	$170	$296	$665
(c) DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund) (Pro forma assuming Reorganization)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
2	$54	$170	$296	$665
Portfolio Turnover
The Funds and each underlying fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Funds' and the underlying funds' performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 20.6% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 41.2%.
Investment Management Fees and Schedules
The management fee for each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2025 is set forth below:

Diversified Balanced Strategic Allocation Account (Acquired Fund)	Diversified Balanced Adaptive Allocation Account (Acquiring Fund)
0.05%	0.12%

The discussions regarding the basis for the Board’s approval of each Fund's management agreement are available in the Registrant's Form N-CSR filing on the SEC's website at www.sec.gov for the period ending December 31, 2025.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852.
The bar charts show the investment returns of each Fund’s Class 2 shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The tables show for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how each Fund’s average annual total returns compare with those of one or more broad measures of market performance. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
Life of Fund returns are measured from the date the Acquiring Fund’s shares were first sold (March 30, 2017).
Calendar Year Total Return (%) as of 12/31 Each Year
Diversified Balanced Strategic Allocation Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	10.73%
Lowest return for a quarter during the period of the bar chart above:	Q2 2022	(9.89)%
Average Annual Total Returns
For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Diversified Balanced Strategic Allocation Account — Class 2	12.00%	5.29%	6.88%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%
Diversified Balanced Strategic Allocation Custom Index (except as noted for MSCI EAFE Index NTR, reflects no deduction for fees, expenses, or taxes)	12.63%	6.19%	7.76%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
MSCI EAFE Index NTR (reflects withholding taxes on foreign dividends but no deduction for fees, expenses, or other taxes)	31.22%	8.92%	8.18%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	7.50%	9.12%	10.72%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	6.02%	7.31%	9.81%

The Bloomberg US Aggregate Index is the Fund's primary broad-based index. The Diversified Balanced Strategic Allocation Custom Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with returns of indices of funds with similar investment objectives. Performance of each component of the custom index is also shown. The weightings of the Diversified Balanced Strategic Allocation Custom Index are as follows: 50% Bloomberg US Aggregate Index, 35% S&P 500 Index, 7% MSCI EAFE Index NTR, 4% S&P MidCap 400 Index, and 4% S&P SmallCap 600 Index.
Calendar Year Total Return (%) as of 12/31 Each Year
Diversified Balanced Adaptive Allocation Account (Acquiring Fund)

30%
20%
10%
0%
-10%
-20%
-30%
(3.71)%
15.47%
8.82%
10.08%
(13.79)%
13.08%
8.54%
7.00%
2018
2019
2020
2021
2022
2023
2024
2025

Highest return for a quarter during the period of the bar chart above:	Q4 2023	9.18%
Lowest return for a quarter during the period of the bar chart above:	Q2 2022	(8.01)%
Average Annual Total Returns
For the periods ended December 31, 2025

	1 Year	5 Years	Life of Fund
Diversified Balanced Adaptive Allocation Account — Class 2	7.00%	4.50%	5.74%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	1.24%
Diversified Balanced Adaptive Allocation Custom Index (except as noted for MSCI EAFE Index NTR, reflects no deduction for fees, expenses, or taxes)	12.63%	6.19%	6.98%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	1.24%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.40%
MSCI EAFE Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	31.22%	8.92%	5.70%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	7.50%	9.12%	9.72%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	6.02%	7.31%	8.51%
The Bloomberg US Aggregate Index is the Fund's primary broad-based index. The Diversified Balanced Adaptive Allocation Custom Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with returns of indices of funds with similar investment objectives. Performance of each component of the custom index is also shown. The weightings of the Diversified Balanced Adaptive Allocation Custom Index are as follows: 50% Bloomberg US Aggregate Index, 35% S&P 500 Index, 7% MSCI EAFE Index NTR, 4% S&P MidCap 400 Index, and 4% S&P SmallCap 600 Index.

Board Consideration of the Reorganization
At its December 9, 2025 meeting, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”), including the directors who are not interested persons as defined by the Investment Company Act of 1940, as amended (the “Independent Directors”), considered information presented by Principal Global Investors, LLC (“PGI”) regarding the proposed reorganization of PVC Diversified Balanced Strategic Allocation Account (the “Acquired Fund”) into PVC Diversified Balanced Adaptive Allocation Account (the “Acquiring Fund”) (the “Reorganization”). The Independent Directors were assisted by independent legal counsel. The Board of Directors of PVC evaluated such information as it deemed necessary to consider the proposed Reorganization. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;
•the Funds’ similar investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquiring Fund following the Reorganization;
•the estimated direct costs of the Reorganization, composed of audit costs that will be borne by PGI and proxy/registration statement-related costs that will be borne by the Funds;
•the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
•the differences in the portfolio management teams of the Acquired Fund and the Acquiring Fund;
•information regarding the Funds’ investment performance and risk-return profiles, including PGI’s statement regarding the impact of recent market conditions on Acquiring Fund performance;
•the direct or indirect federal income tax consequences of the Reorganization and their expected impact on contract owners of the insurance separate accounts that own the Acquired Fund shares;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including maintaining the status quo or pursuing the liquidation of the Acquired Fund.
The Board believes that the Reorganization will serve the best interests of existing shareholders for the following reasons, among others:
•the Acquired Fund and the Acquiring Fund have similar investment objectives, similar principal investment strategies and principal risks, identical fundamental investment restrictions and similar portfolio management teams, with the portfolio managers of the Acquired Fund also serving on the Acquiring Fund’s portfolio management team;
•PGI has advised that the Acquired Fund has not been able to grow its assets and gain scale;
•based on information provided by PGI, the post-Reorganization management fee rate for the Acquiring Fund will be higher than the pre-Reorganization management fee rate for the Acquired Fund, and the post-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquiring Fund’s Class 2 shares (the Fund’s only share class) is expected to be lower than the pre-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquired Fund’s Class 2 shares;
•the Acquiring Fund has underperformed the Acquired Fund during recent periods, but PGI has advised that the Funds have comparable investment strategies, and that the Acquiring Fund would be expected to provide comparable investment outcomes to those of the Acquired Fund over a full market cycle;
•the Board has concluded that the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•the Funds will obtain an opinion of legal counsel to the effect that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Funds and their shareholders;
•PGI, as investment advisor to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;
•PGI, as investment advisor to the Acquired Fund, will pay the audit costs to be incurred in connection with the Reorganization;
•based on information provided by PGI, the proxy/registration statement-related costs to be borne by the Funds, as well as the costs associated with transitioning the Acquired Fund’s portfolio holdings to align with the Acquiring Fund’s principal investment strategy, are expected to be recovered by the Funds’ shareholders within seven months following the Reorganization due to the expected post-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquiring Fund’s Class 2 shares compared to the pre-Reorganization expense ratio, including acquired fund fees and expenses, of the Acquired Fund’s Class 2 shares;
•the taxable impact of capital gains realized in connection with repositioning the Acquired Fund’s portfolio in connection with the Reorganization are not expected to flow through to the contract owners of the insurance separate accounts that own the Acquired Fund shares;
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated, may be inconsistent with the Acquired Fund shareholders’ investment plans or goals, and would force Acquired Fund shareholders to take additional action to select new investment options; and
•for the reasons set forth above, the Reorganization is expected to be more beneficial to shareholders of the Acquired Fund than maintaining the status quo.

INFORMATION ABOUT THE REORGANIZATIONS
Plans of Acquisition
The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Forms of the Plan, which are attached as Appendix A to this Proxy Statement/Prospectus.
Under each Plan, the applicable Acquiring Fund will acquire all the assets and assume all the liabilities of the corresponding Acquired Fund. We expect that the closing date of each Reorganization will be May 1, 2026, or such later date as Fund management may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset value as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Funds and the Acquiring Fund are identical). Each Acquiring Fund will issue to the corresponding Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the corresponding Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, each Acquired Fund will be terminated in accordance with applicable law.
The Plans may be amended by the Board, except that after notification to the shareholders of each Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Funds. The Board may abandon and terminate the Plans at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plans would not be in the best interests of the shareholders of either of the Funds.
Under each Plan, the Acquired Fund will pay (other than audit fees) all direct expenses and out-of-pocket fees incurred in the Reorganization, and PGI will pay all audit fees incurred in the Reorganization. Estimates of these fees are provided in the Capitalization tables below.
If the Reorganizations are not completed for any reason, the Acquired Funds will continue to operate as a series of PVC, and PVC's Board may take any further action as it deems to be in the best interests of each Acquired Fund and its shareholders.
Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each a separate series of PVC, and the Class 2 shares of common stock of the Acquiring Funds to be issued in connection with each Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation, and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in services as described below under "The Cost of Investing and Ongoing Fees." Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Funds have the same rights with respect to the Acquired Funds that the share classes of the corresponding Acquiring Funds have with respect to each Acquiring Fund.
Shares of the Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Funds will use all or a significant portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund should exhibit a continuity of business enterprise. Therefore, it is expected that the combination should be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss should be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund should equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares should include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. Capital loss carryforwards are unused capital losses that are carried forward from prior tax years to be claimed in current or future tax years. Several tax rules limit the ability of an acquiring fund to utilize the capital losses of an acquired fund after a reorganization. As of December 31, 2025, Diversified Growth Strategic Allocation Account and Diversified Balanced Strategic Allocation Account, each an Acquired Fund, had no capital loss carryforwards. To the extent applicable any loss limitation may limit how soon the Acquiring Fund can apply an Acquired Fund's capital loss carryforwards to reduce the Acquiring Fund's capital gains.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by any Acquired Fund prior to and in connection with its Reorganization could result in such Acquired Fund incurring long-term and short-term capital gains. Any such net capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Funds, whose taxable year will end as a result of the Reorganization, may declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains or losses on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

CAPITALIZATION
Proposal I:Plan of Acquisition Providing for the Reorganization of the Diversified Growth Strategic Allocation Account into the Diversified Growth Adaptive Allocation Account
The following tables show as of January 31, 2026: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date.
As of January 31, 2026, the Acquired Fund had one outstanding class of shares: Class 2 shares. As of January 31, 2026, the Acquiring Fund had one outstanding class of shares: Class 2 shares.
Given both the Acquired Fund and Acquiring Fund are fund of funds, the Reorganization would involve, in part, an in-kind transfer of the shares of the underlying funds. As a result, management expects the transition costs to be minimal — estimated to be $4,000 as of September 30, 2025. The Funds will bear these transition costs.
In addition, the direct expenses and out-of-pocket fees incurred in connection with the Reorganization will be shared by Principal Global Investors, LLC, the advisor to the Funds, and the Acquired Fund. PGI will pay the audit costs for the Reorganization (estimated to be approximately $6,400) and the Acquired Fund will pay the remaining proxy/registration statement-related expenses (estimated to be approximately $7,500).

DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)
	Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
	2	$196,125	$13.48	14,551

DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)
	Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
	2	$1,459,467	$13.27	110,007

Reduction in net assets and decrease in net asset values per share of the Acquiring Fund to reflect the estimated expenses of the
Reorganization
	2	$(4)		— *
* Less than 500 shares

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund
	2			229

DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund) (pro forma assuming Reorganization)
	Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
	2	$1,655,588	$13.27	124,787

Proposal II:Plan of Acquisition Providing for the Reorganization of the Diversified Balanced Strategic Allocation Account into the Diversified Balanced Adaptive Allocation Account
The following tables show as of January 31, 2026: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date.
As of January 31, 2026, the Acquired Fund had one outstanding class of shares: Class 2. As of January 31, 2026, the Acquiring Fund had one outstanding class of shares: Class 2.
Given both the Acquired Fund and Acquiring Fund are fund of funds, the Reorganization would involve, in part, an in-kind transfer of the shares of the underlying funds. As a result, management expects the transition costs to be minimal — estimated to be $4,000 as of September 30, 2025. The Funds will bear these transition costs.
In addition, the direct expenses direct expenses and out-of-pocket fees incurred in connection with the Reorganization will be shared by Principal Global Investors, LLC, the advisor to the Funds, and the Acquired Fund. PGI will pay the audit costs for the Reorganization (estimated to be approximately $6,400) and the Acquired Fund will pay the remaining proxy/registration statement-related expenses (estimated to be approximately $12,500).

DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT (Acquired Fund)
	Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
	2	$87,319	$12.26	7,121

DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund)
	Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
	2	$214,320	$12.10	17,711

Reduction in net assets and decrease in net asset values per share of the Acquiring Fund to reflect the estimated expenses of the
Reorganization
	2	$(4)		— *
* Less than 500 shares

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund.
	2			95

DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT (Acquiring Fund) (pro forma assuming Reorganization)
	Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
	2	$301,635	$12.10	24,927

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in PVC’s Statement of Additional Information, the Board may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor’s portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
The following investment strategies and risks (before the “Strategy and Risk Table” below) apply to the Funds and, depending on market conditions, can materially impact the management of the Funds.

Active Management
The performance of a fund that is actively managed (including hybrid funds or passively managed funds that use a sampling approach that includes some actively managed components) will reflect, in part, the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund’s investment objective. Actively managed funds may invest differently from the benchmark against which the fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others; interest rates; a range of economic, political, and financial factors; the balance between supply and demand for certain asset classes; the credit quality of individual issuers; the fundamental strengths of corporate and municipal issuers; and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund’s investment performance depends upon the successful allocation of the fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund’s investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap, and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.
Passive Management (Index Funds)
Some funds (including index funds and hybrid funds that include a passive component) use a passive, or indexing, investment approach. Funds that are pure index funds do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, other index funds may use a “sampling” approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures, swaps, and/or exchange-traded funds on a daily basis in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund’s performance will perfectly correlate with the performance of the fund’s relevant index. An index fund’s ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.
The providers of the Funds' respective underlying indexes do not provide any warranty or accept any liability for the quality, accuracy, or completeness of any index or its related data. Those managing an index fund’s investments manage such fund consistently with the underlying index provided by the index provider and do not provide any warranty or guarantee against the index provider’s or its agent’s errors. Errors in the quality, accuracy, and completeness of the data used to compile an underlying index may occur and may not be identified and corrected in a timely manner, or at all. Such errors may negatively or positively impact the performance of a fund.

Unusual market conditions may cause an index provider to postpone a scheduled rebalance, which could cause a fund’s underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance, particularly in a time of market volatility, could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, an index provider may carry out additional index rebalances due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When an index is rebalanced and an index fund in turn rebalances its portfolio, such fund and its shareholders bear any related transaction costs and market exposure.
Cash Management
A Fund may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. - Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, a Fund (regardless of how it designates usage of derivatives and investment companies) may invest uninvested cash in derivatives, such as total return swaps, the credit default swap index (CDX), stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, Principal Global Investors, LLC (“PGI”), the Funds’ investment advisor, may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for a Fund.
Liquidity
The Funds have established a liquidity risk management program as required by the U.S. Securities and Exchange Commission’s (the “SEC”) Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment,” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading, and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds, and bank loans, or securities with substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, U.S. and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.

Global events can impact the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union, and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of a fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions could be substantial.
Health crises, such as a global pandemic, may cause disruptions to business operations, supply chains, and customer activity; event cancellations and restrictions; and service cancellations and reductions. These disruptions may exacerbate other pre-existing political, social, economic, market, and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. Such policy changes may adversely affect the value, volatility, and liquidity of dividend and interest-paying securities.
The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objective, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.

Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order and not in order of significance) are principal for a Fund.
The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	Diversified Growth Strategic Allocation Account	Diversified Growth Adaptive Allocation Account	Diversified Balanced Strategic Allocation Account	Diversified Balanced Adaptive Allocation Account
Counterparty Risk	X	X	X	X
Derivatives	X	X	X	X
Equity Securities	X	X	X	X
• Smaller Companies	X	X	X	X
Fixed-Income Securities	X	X	X	X
Foreign Currency	X	X	X	X
Foreign Securities	X	X	X	X
Fund of Funds	X	X	X	X
Hedging	X	X	X	X
Portfolio Duration	X	X	X	X
Real Estate Securities	X	X	X	X
Redemption and Large Transaction Risk	X	X	X	X
Securitized Products	X	X	X	X
Short Sales		X		X
U.S. Government and U.S. Government-Sponsored Securities	X	X	X	X
Volatility Mitigation	X	X	X	X
Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:
•increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;
•the inability of those managing investments of the fund to correctly predict the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;
•losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;
•the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;
•the possibility that the counterparty may fail to perform its obligations; and
•the inability to close out certain hedged positions to avoid adverse tax consequences.

There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.
•Credit default swap agreements may be entered into by a fund as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
•Foreign currency contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.
•Forwards, futures contracts, and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps, and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.
These derivative investments are subject to special risk considerations, particularly that changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate, or index, and the fund could lose more than the initial amount invested. In addition, if a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and swap agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.
•Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares, which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company’s outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell an investment just because it falls outside of the market capitalization range of its index(es).

Smaller Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may be more volatile than the net asset value of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, asset-and mortgage-backed securities, and municipal, agency, and U.S. government securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility, rapid sales of fixed-income securities, and redemptions alongside reduced liquidity and dealer market-making capacity in fixed-income markets.
If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, an investor, such as a Fund, would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund is exposed to an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
In June 2023, the Secured Overnight Financing Rate (“SOFR”) replaced the London InterBank Offered Rate (“LIBOR”) as the benchmark interest rate for dollar-denominated derivatives and loans in the United States pursuant to the Adjustable Interest Rate (LIBOR) Act. Prior to the adoption of SOFR, LIBOR was the globally accepted benchmark for interest rates; however, the United Kingdom’s Financial Conduct Authority, which regulated LIBOR, ceased publication of LIBOR rates on June 30, 2023. Countries outside of the United States have opted to use different alternatives to LIBOR than SOFR. The effect of LIBOR's discontinuation and replacement on new or existing financial instruments or operational processes will vary depending on a number of factors, including, for example, fallback provisions in contracts, replacement language in contracts, and legislative action. In addition, LIBOR’s discontinuation and replacement may affect the value, liquidity, or return on certain investments to which a Fund is exposed and may result in costs in connection with closing out positions and entering into new trades. These impacts are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. SOFR is calculated by short-term repurchase agreements, backed by U.S. Treasuries. LIBOR was a forward-looking rate, while SOFR reflects an overnight rate, making SOFR much less susceptible to market fluctuations and manipulations than LIBOR.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high-quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Additionally, a Fund's exposure to investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.

Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies, or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer or guarantor of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S. The Funds also consider a security to be a foreign security if the settlement currency for the security is currency of a country outside of the U.S.
There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Funds invest may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund’s investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though a fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund’s portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
A fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a fund expects to recover withholding taxes, the net asset value of a fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the fund’s net asset value. Shareholders in the fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, shareholders in the fund at the time of the successful recovery will benefit from the resulting increase in the fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the fund’s net asset value.
If a fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not as heavily invested in that region. For example, with respect to funds that invest significantly in China:
•Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes, and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.

Fund of Funds
The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests.
As of December 31, 2025, the Acquired and Acquiring Funds' assets were allocated among the Underlying Funds as identified in the tables below.

Underlying Fund	Diversified Growth Strategic Allocation Account	Diversified Growth Adaptive Allocation Account
Bond Market Index Account	35.1%	43.8%
International Equity Index Fund	10.1%	12.6%
LargeCap S&P 500 Index Account	0.0%	31.3%
LargeCap S&P 500 Managed Volatility Index Account	45.0%	0.0%
MidCap S&P 400 Index Fund	4.9%	6.2%
SmallCap S&P 600 Index Fund	4.9%	6.1%
Total	100.0%	100.0%

Underlying Fund	Diversified Balanced Strategic Allocation Account	Diversified Balanced Adaptive Allocation Account
Bond Market Index Account	50.1%	62.5%
International Equity Index Fund	7.1%	8.9%
LargeCap S&P 500 Index Account	0.0%	18.8%
LargeCap S&P 500 Managed Volatility Index Account	35.0%	0.0%
MidCap S&P 400 Index Fund	3.9%	4.9%
SmallCap S&P 600 Index Fund	3.9%	4.9%
Total	100.0%	100.0%
A fund of funds indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the underlying funds. Generally, if an underlying fund offers multiple classes of shares for investment by funds of funds, the Funds will purchase shares of the class with the lowest expense ratio (expressed as a percent of average net assets on an annualized basis) at the time of purchase.
Funds of funds can be subject to payment-in-kind liquidity risk: if an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until those managing the investments of the fund determine that it is appropriate to dispose of them.
Management of funds of funds entails potential conflicts of interest: a fund of fund may invest in affiliated underlying funds, and those who manage the fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund of fund assets to underlying funds from which they receive higher fees.
Hedging
Hedging is a strategy that can be used to attempt to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund’s investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund’s investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund’s investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the fund’s underlying bonds, weighted by the percentage of the fund’s assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management, or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber, and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of a fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause a fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products
Securitized products are fixed-income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s).
A fund’s investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment grade or below investment grade.
The specific securitized products that are principal strategies of each Fund are listed in its Fund Summary.
•Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

•Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests influences the interest rate, credit, and prepayment risks. Many of the loans related to CMBS do not allow voluntary prepayment, which can help mitigate or eliminate prepayment risk.
•Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, company loans, truck and auto loans, student loans, leases, and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.
Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to post collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Certain funds may also invest the proceeds received from short selling securities, which creates additional leverage. Using such leverage allows the fund to use the proceeds to purchase additional securities, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage also magnifies the volatility of changes in the value of the fund’s portfolio. The effect of the use of leverage by the fund in a market that moves adversely to its investments could result in substantial losses to the fund, which would be greater than if the fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.
The short sale proceeds utilized by a fund to leverage investments are collateralized by all or a portion of such fund’s portfolio. Accordingly, a fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the fund’s margin accounts decline in value, the fund could be subject to a “margin call”, pursuant to which the fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the fund have discretion to change the fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. The utilization of short sale proceeds for leverage will cause the fund to be subject to higher transaction fees and other costs.
U.S. Government and U.S. Government-Sponsored Securities
U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government.
There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities.

Volatility Mitigation
Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PVC Board of Directors has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund and the Acquiring Fund offer Class 2 shares. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend one variable annuity, variable life insurance policy, or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.
Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in September. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution. If deemed necessary by the Board and management to comply with regulatory requirements or if in the best interest of shareholders, dividend and capital distributions may be paid at other times during the year.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. You may request a copy of all such notices, free of charge, by telephoning 1 (800) 222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send eligible shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes. Distribution notices and fund-related tax information are also available at www.principal.com/tax-center.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV is calculated each day the New York Stock Exchange (“NYSE”) is open. Share prices are not calculated on the days on which the NYSE is closed for trading, generally: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/ Presidents’ Day; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas. The NAV is determined as of the close of business of the NYSE (normally, 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds, the share price is calculated by:
•taking the current market value of the total assets of the Fund,
•subtracting liabilities of the Fund,
•dividing the remainder proportionately into the classes of the Fund,
•subtracting the liability of each class, and
•dividing the remainder by the total number of shares outstanding for that class.
With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.

Notes:
•If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
•The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by a Fund may change on days when shareholders are unable to purchase or redeem shares.
•Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which PGI expects the securities may be sold.
TAX INFORMATION
Each Acquiring Fund intends to comply with applicable variable asset diversification regulations. If the Acquiring Fund fails to comply with such regulations, contracts invested in the Acquiring Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code of 1986, as amended (the "Code").
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
In addition, the Funds have elected and intend to qualify and be eligible to be treated each year as regulated investment companies ("RICs") under the Code. The Funds must satisfy certain diversification and qualifying income tests under the Code in order to qualify as RICs. If a Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would be subject to corporate-level taxation, thereby reducing the return on a shareholder's investment. In addition, a Fund could be required to recognize unrealized gains, pay taxes, and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. (“PFD” or the “Distributor”) is the distributor for the shares of the Funds. PFD is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc., and a member of Principal®.
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Class 2 shares of the Funds. Under the 12b-1 Plan, each Fund makes payments from its assets attributable to Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 Plan are made by the Funds to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annualized Rule 12b-1 fee for distribution-related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for Class 2 shares is 0.25%.
Payments under the 12b-1 Plans will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plans when the Board directs the implementation of the closure of a Fund.

Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Fund pays to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Ongoing Payments. In the case of Class 2, and pursuant to the Rule 12b-1 plan applicable to Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Funds. In addition, the Distributor or PGI may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Funds held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or all classes of shares of the Funds.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training, and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses.
For more information, see the Statement of Additional Information.
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this Prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy, or mutual fund over another, or to recommend one Fund or share class over another Fund or share class. Ask your Financial Professional or visit your financial intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this Prospectus. Ask your Financial Professional about any fees and commissions they charge.
ONGOING FEES
Ongoing fees reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:
•Management Fee - Through the Management Agreement with the Fund, PGI has agreed to provide investment advisory services and corporate administrative services to the Fund.

•Distribution Fee — Funds with Class 2 shares have adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class 2 shares. Under the plan, Class 2 shares of each Fund pays a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
•Other Expenses - A portion of expenses that are allocated to all classes of the Fund, unless an expense is specific to a particular share class. Other expenses include, for example, interest expense, expenses related to fund investments, certain expenses related to regulatory requirements, and index licensing fees.
•Acquired Fund Fees and Expenses — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
•    Disrupt the management of the Funds by:
◦forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
◦causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Funds; and
•Increase expenses of the Funds due to:
•    increased broker-dealer commissions and
•    increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted fair valuation procedures. These procedures are intended to discourage these market timing transactions in shares of the Funds.
As each Fund is only available through variable annuity or variable life contracts or to qualified retirement plans, the Funds must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans (“intermediary”), to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. As such, the Funds’ transfer agent also employs transaction monitoring that management believes is reasonably likely to assist in identifying and preventing excessive trading in Fund shares. When an intermediary or the Funds’ transfer agent identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary or the Funds’ transfer agent is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.
If an intermediary, or a Fund, deem excessive trading practices to be occurring, it will take action that may include, but is not limited to:
•Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
•Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
•Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
•Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•Taking such other action as directed by the Fund.

The Board has found the imposition of a redemption fee with respect to redemptions from Class 2 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available.
In order to prevent excessive trading, the Funds have reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PVC may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PVC also provide that PVC does not need to hold an annual meeting of shareholders except as required by law or as determined by the Board. Accordingly, PVC intends to hold shareholder meetings only when required by law and at such other times when the Board deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852.
Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from Contract Owners regardless of the number of Contract Owners who provide such instructions. A potential effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a shareholder vote if only a small number of Contract Owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
PURCHASE OF FUND SHARES
Each Reorganization will not result in any material change in the purchase procedures followed with respect to the distribution of shares.
PVC offers funds in two share classes: 1 and 2. Funds available in multiple shares classes have the same investments but differing expenses. The Acquiring Funds and the Acquired Funds only offer Class 2 shares, and therefore only Class 2 shares of the Acquiring Funds are available through this Proxy Statement/Prospectus.
Shares are purchased from the Funds' principal underwriter on any business day (normally any day when the NYSE is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering a Fund. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.

The Funds, at their discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Board. Each Fund will value securities used to purchase its shares using the same method PVC uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.
No salesperson, broker-dealer, or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PVC, a Fund, PGI, any sub-advisor, or PFD.
Eligible Purchasers. Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, and 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board reserves the right to broaden or limit the designation of eligible purchaser.
Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor PVC currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or close certain Funds or share classes to new and existing investors.
Restricted Transfers. Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.
SALE OF FUND SHARES
Each Reorganization will not result in any material change in the redemption procedures followed with respect to the distribution of shares.
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares on any business day (normally any day when the NYSE is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.
Sale proceeds are generally sent the following business day after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a Fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. The Registrant may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method PVC uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
Under normal circumstances, each Fund expects to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Each Fund may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon and is syndicated.
PORTFOLIO HOLDINGS INFORMATION
A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PVC's Statement of Additional Information.
VOTING INFORMATION
Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to Contract Owners in connection with the solicitation of voting instructions on behalf of the Board to be used at the Meeting. If you complete and return the enclosed voting instructions card, your insurance company will vote your shares of the Funds that represent your contract value as you indicate or for approval of each matter for which there is no indication. You may change your vote and revoke your voting instructions card at any time before the proxy is voted at the Meeting in any of the following ways: (i) by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines Iowa 50392; (ii) by submitting another properly signed card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines Iowa 50392; (iii) by submitting another set of voting instructions by telephone or via the Internet at a later date; or (iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
PVC has hired Sodali & Co ("Sodali") to send solicitations of voting instructions. The parties to the agreement are Sodali and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation for the Growth Strategic Reorganization is $7,500, and the estimated cost of the solicitation for the Balanced Strategic Reorganization is $12,000. The respective Acquired Funds will pay for these estimated costs.
Voting rights. Only Contract Owners of record at the close of business on March 5, 2026 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the Contract Owners of the Acquired Fund for each share of the Acquired Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present in person or by proxy at the meeting of the Acquired Fund, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business of the Acquired Fund. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for the Meeting of the Acquired Fund, and shares subject to proportional voting (as described below) are counted for purposes of determining a quorum. Abstentions and broker non-votes are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against the Proposal.
In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to an Acquired Fund will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner Voting Instructions. Shares of PVC Funds are sold to separate accounts of insurance companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct his or her insurance company how to vote the shares of the Acquired Fund that represent his or her contract value. You can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card(s) in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your insurance company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Your insurance company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied, and, as a result, a small number of Contract Owners can determine the outcome of the voting.
Solicitation Procedures. PVC intends to retain Sodali to solicit voting instructions by mail. Officers or employees of Sodali or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will be compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of mailing. The direct expenses and out-of-pocket fees incurred in connection with each Reorganization, including printing, mailing, and solicitation costs, will be paid for by the respective Acquired Funds. Audit fees will be paid for by PGI.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of March 5, 2026, the Record Date, the number of shares outstanding for the only class of the Acquired Fund and the Acquiring Fund:

Diversified Growth Strategic Allocation Account		Diversified Growth Adaptive Allocation Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
2	14,252,706	2	108,758,715

Diversified Balanced Strategic Allocation Account		Diversified Balanced Adaptive Allocation Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
2	6,975,933	2	17,449,083
As of the March 5, 2026 Record Date, the Directors and Officers of PVC together owned less than 1% percent of the outstanding shares of any class of shares of the Acquired Funds or the Acquiring Funds.

As of the March 5, 2026 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquired Funds:

DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
PRINCIPAL LIFE INSURANCE CO CUST.	2	8,554,919	60.02%
FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST.	2	4,014,850	28.17%
FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST.	2	1,015,912	7.13%
FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
PRINCIPAL LIFE INSURANCE CO CUST.	2	4,647,514	66.62%
FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST.	2	1,091,620	15.65%
FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST.	2	942,228	13.51%
FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001
As of the March 5, 2026 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
PRINCIPAL LIFE INSURANCE CO CUST.	2	108,758,715	100.00%
FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
PRINCIPAL LIFE INSURANCE CO CUST.	2	17,449,083	100.00%
FBO PRINCIPAL LIFETIME INSURANCE SOLUTIONS II
ATTN INDIVIDUAL LIFE ACCOUNTING
711 HIGH ST
DES MOINES IA 50392-0001

Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of an Acquired Fund may be able to control the Acquired Fund and determine the outcome of a shareholder meeting.
FINANCIAL STATEMENTS
The financial statements of the Acquired Funds and Acquiring Funds are on PVC's website at www.PrincipalAM.com/PVC prospectuses and in each Fund's Form N-CSR filed with the SEC. The Funds' financial statements for fiscal year ended December 31, 2025 in Form N-CSR are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquired Funds and the Acquiring Funds included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2025, have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by John L. Sullivan, Esq., Counsel and Assistant Secretary to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquired Funds and the Acquiring Funds by Jared A. Yepsen, Esq., Tax Counsel to PVC.

OTHER INFORMATION
PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
April 1, 2026
Des Moines, Iowa

APPENDIX A
FORMS OF
PLANS OF ACQUISITION

PLAN OF ACQUISITION
Diversified Growth Strategic Allocation Account and Diversified Growth Adaptive Allocation Account
The Board of Directors (the “Board”) of Principal Variable Contracts Funds, Inc., a Maryland corporation (“PVC”), deems it advisable that the Diversified Growth Adaptive Allocation Account, a series of PVC (the “Acquiring Account”), acquire all of the assets of the Diversified Growth Strategic Allocation Account, a series of PVC (the “Acquired Account”), in exchange for the assumption by the Acquiring Account of all of the liabilities of the Acquired Account and for shares issued by the Acquiring Account, which are thereafter to be distributed by the Acquired Account pro rata to its shareholders in complete liquidation and termination of the Acquired Account and in exchange for all of the Acquired Account’s outstanding shares.
The Acquired Account will transfer to the Acquiring Account, and the Acquiring Account will acquire from the Acquired Account, all of the assets of the Acquired Account on the Closing Date, as defined below, and will assume from the Acquired Account all of the liabilities of the Acquired Account in exchange for the issuance of the number and class of shares of the Acquiring Account determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Account of the corresponding class in complete liquidation and termination of the Acquired Account and in exchange for all of the Acquired Account’s outstanding Class 2 shares. The Acquired Account will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Account in proper form prior to the Closing Date shall be fulfilled by the Acquired Account. Redemption requests received by the Acquired Account thereafter will be treated as requests for redemption of those shares of the Acquiring Account allocable to the shareholder in question.
The Acquired Account will declare, and the Acquiring Account may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, the Acquiring Account will issue to the Acquired Account a number of full and fractional Class 2 shares of the Acquiring Account, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of the Acquired Account. The aggregate value of the net assets of the Acquired Account and the Acquiring Account shall be determined in accordance with the then-current Prospectus of PVC as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on May 1, 2026, or on such other date as PVC management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Account or the Acquired Account to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, the Acquired Account shall (a) distribute on a pro rata basis to the Class 2 shareholders of record of the Acquired Account at the close of business on the Closing Date the shares of the Acquiring Account of the corresponding class received by the Acquired Account at the Closing in exchange for all of the Acquired Account’s outstanding shares, and (b) be liquidated in accordance with applicable law and PVC’s Articles of Incorporation.
For purposes of the distribution of shares of the Acquiring Account to shareholders of the Acquired Account, the Acquiring Account shall credit its books an appropriate number and class of its shares to the account of each shareholder of the Acquired Account. No certificates will be issued for shares of the Acquiring Account. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Account, shall be deemed for all purposes of PVC’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of the Acquiring Account to be credited on the books of the Acquiring Account in respect of such shares of the Acquired Account as provided above.

The Acquired Account will, within a reasonable period of time before the Closing Date, furnish the Acquiring Account with a list of the Acquired Account’s portfolio securities and other investments. The Acquiring Account will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Acquired Account’s list referred to in the foregoing sentence that the Acquiring Account wishes to receive from the Acquired Account and otherwise how the Acquiring Account wishes the Acquired Account’s portfolio to be repositioned prior to the Closing in accordance with the Acquiring Account’s investment objective, policies, and strategies. The Acquired Account, if requested by the Acquiring Account, will reposition its portfolio as directed by the Acquiring Account prior to the Closing. In addition, if it is determined that the portfolios of the Acquired Account and the Acquiring Account, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Account with respect to such investments, the Acquired Account, if requested by the Acquiring Account, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Acquired Account to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to the Acquired Account and the Acquiring Account, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of the Acquired Account.
Prior to the Closing Date, the Acquired Account shall deliver to the Acquiring Account a list setting forth the assets to be assigned, delivered, and transferred to the Acquiring Account, including the securities then owned by the Acquired Account and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Account pursuant to this Plan.
All of the Acquired Account’s portfolio securities shall be delivered by the Acquired Account’s custodian on the Closing Date to the Acquiring Account or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of the Acquiring Account or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Account’s account at its custodian to the Acquiring Account’s account at its custodian. If on the Closing Date the Acquired Account is unable to make good delivery to the Acquiring Account’s custodian of any of the Acquired Account’s portfolio securities because such securities have not yet been delivered to the Acquired Account’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Account shall deliver to the Acquiring Account’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Account, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by the Acquiring Account.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Account and notwithstanding favorable action by such shareholders, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after approval by the shareholders of the Acquired Account, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of the Acquired Account.
Except as expressly provided otherwise in this Plan, the Acquired Account will pay or cause to be paid (other than accountants’ fees) all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, legal fees, registration fees, and printing expenses, and PGI will pay or cause to be paid all accountants’ fees incurred in connection with the transactions contemplated under this Plan.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ____________, 2026.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: Diversified Growth Strategic Allocation Account

By:
Name:	Adam U. Shaikh
Title:	Vice President, Assistant General Counsel, and Assistant Secretary

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: Diversified Growth Adaptive Allocation Account

By:
Name:	Laura B. Latham
Title:	Counsel and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Name:	Adam U. Shaikh
Title:	Associate General Counsel

PLAN OF ACQUISITION
Diversified Balanced Strategic Allocation Account and Diversified Balanced Adaptive Allocation Account
The Board of Directors (the “Board”) of Principal Variable Contracts Funds, Inc., a Maryland corporation (“PVC”), deems it advisable that the Diversified Balanced Adaptive Allocation Account, a series of PVC (the “Acquiring Account”), acquire all of the assets of the Diversified Balanced Strategic Allocation Account, a series of PVC (the “Acquired Account”), in exchange for the assumption by the Acquiring Account of all of the liabilities of the Acquired Account and for shares issued by the Acquiring Account, which are thereafter to be distributed by the Acquired Account pro rata to its shareholders in complete liquidation and termination of the Acquired Account and in exchange for all of the Acquired Account’s outstanding shares.
The Acquired Account will transfer to the Acquiring Account, and the Acquiring Account will acquire from the Acquired Account, all of the assets of the Acquired Account on the Closing Date, as defined below, and will assume from the Acquired Account all of the liabilities of the Acquired Account in exchange for the issuance of the number and class of shares of the Acquiring Account determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Account of the corresponding class in complete liquidation and termination of the Acquired Account and in exchange for all of the Acquired Account’s outstanding Class 2 shares. The Acquired Account will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Account in proper form prior to the Closing Date shall be fulfilled by the Acquired Account. Redemption requests received by the Acquired Account thereafter will be treated as requests for redemption of those shares of the Acquiring Account allocable to the shareholder in question.
The Acquired Account will declare, and the Acquiring Account may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, the Acquiring Account will issue to the Acquired Account a number of full and fractional Class 2 shares of the Acquiring Account, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of the Acquired Account. The aggregate value of the net assets of the Acquired Account and the Acquiring Account shall be determined in accordance with the then-current Prospectus of PVC as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on May 1, 2026, or on such other date as PVC management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Account or the Acquired Account to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, the Acquired Account shall (a) distribute on a pro rata basis to the Class 2 shareholders of record of the Acquired Account at the close of business on the Closing Date the shares of the Acquiring Account of the corresponding class received by the Acquired Account at the Closing in exchange for all of the Acquired Account’s outstanding shares, and (b) be liquidated in accordance with applicable law and PVC’s Articles of Incorporation.
For purposes of the distribution of shares of the Acquiring Account to shareholders of the Acquired Account, the Acquiring Account shall credit its books an appropriate number and class of its shares to the account of each shareholder of the Acquired Account. No certificates will be issued for shares of the Acquiring Account. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Account, shall be deemed for all purposes of PVC’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of the Acquiring Account to be credited on the books of the Acquiring Account in respect of such shares of the Acquired Account as provided above.

The Acquired Account will, within a reasonable period of time before the Closing Date, furnish the Acquiring Account with a list of the Acquired Account’s portfolio securities and other investments. The Acquiring Account will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Acquired Account’s list referred to in the foregoing sentence that the Acquiring Account wishes to receive from the Acquired Account and otherwise how the Acquiring Account wishes the Acquired Account’s portfolio to be repositioned prior to the Closing in accordance with the Acquiring Account’s investment objective, policies, and strategies. The Acquired Account, if requested by the Acquiring Account, will reposition its portfolio as directed by the Acquiring Account prior to the Closing. In addition, if it is determined that the portfolios of the Acquired Account and the Acquiring Account, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Account with respect to such investments, the Acquired Account, if requested by the Acquiring Account, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Acquired Account to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to the Acquired Account and the Acquiring Account, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of the Acquired Account.
Prior to the Closing Date, the Acquired Account shall deliver to the Acquiring Account a list setting forth the assets to be assigned, delivered, and transferred to the Acquiring Account, including the securities then owned by the Acquired Account and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Account pursuant to this Plan.
All of the Acquired Account’s portfolio securities shall be delivered by the Acquired Account’s custodian on the Closing Date to the Acquiring Account or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of the Acquiring Account or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Account’s account at its custodian to the Acquiring Account’s account at its custodian. If on the Closing Date the Acquired Account is unable to make good delivery to the Acquiring Account’s custodian of any of the Acquired Account’s portfolio securities because such securities have not yet been delivered to the Acquired Account’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Account shall deliver to the Acquiring Account’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Account, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by the Acquiring Account.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Account and notwithstanding favorable action by such shareholders, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after approval by the shareholders of the Acquired Account, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of the Acquired Account.
Except as expressly provided otherwise in this Plan, the Acquired Account will pay or cause to be paid (other than accountants’ fees) all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, legal fees, registration fees, and printing expenses, and PGI will pay or cause to be paid all accountants’ fees incurred in connection with the transactions contemplated under this Plan.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ____________, 2026.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: Diversified Balanced Strategic Allocation Account

By:
Name:	Adam U. Shaikh
Title:	Vice President, Assistant General Counsel, and Assistant Secretary

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: Diversified Balanced Adaptive Allocation Account

By:
Name:	Laura B. Latham
Title:	Counsel and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Name:	Adam U. Shaikh
Title:	Associate General Counsel

APPENDIX B
Description of Bond Ratings
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE:	Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.

Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•Nature of and provisions of the financial obligation;
•Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.
D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that a rating has not been assigned or is no longer assigned.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed debt restructuring the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.
D:
Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty.

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights tables for the Acquired Funds and the Acquiring Funds are set forth below and are intended to help investors understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2021 through December 31, 2025 has been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in each Fund's Form N-CSR filed with the SEC for the fiscal year ended December 31, 2025. The unaudited financial statements of the Acquired Funds and the Acquiring Funds are included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2025. Copies of these reports are available upon request as described above.
C-1

Financial Highlights Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT Class 2 shares 2025 $12.30 $0.32 $0.52 $0.84 ($0.31) ($0.89) ($1.20) $11.94 7.00% $216,884 0.38% 2.67% 41.2% 2024 11.66 0.26 0.73 0.99 (0.20) (0.15) (0.35) 12.30 8.54 234,904 0.38 2.17 32.7 2023 10.53 0.19 1.18 1.37 (0.15) (0.09) (0.24) 11.66 13.08 241,311 0.38 1.76 35.7 2022 13.27 0.16 (1.99) (1.83) (0.20) (0.71) (0.91) 10.53 (13.79) 207,220 0.38 1.40 104.9 2021 12.40 0.22 1.02 1.24 (0.17) (0.20) (0.37) 13.27 10.08 229,787 0.38 1.67 47.6 (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. 1

Financial Highlights (Continued) Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED BALANCED ADAPTIVE ALLOCATION ACCOUNT Class 2 shares 2025 $12.30 $0.32 $0.52 $0.84 ($0.31) ($0.89) ($1.20) $11.94 7.00% $216,884 0.38% 2.67% 41.2% 2024 11.66 0.26 0.73 0.99 (0.20) (0.15) (0.35) 12.30 8.54  234,904 0.38  2.17  32.7  2023 10.53 0.19 1.18 1.37 (0.15) (0.09) (0.24) 11.66 13.08  241,311 0.38  1.76  35.7  2022 13.27 0.16 (1.99) (1.83) (0.20) (0.71) (0.91) 10.53 (13.79)  207,220 0.38  1.40  104.9  2021 12.40 0.22 1.02 1.24 (0.17) (0.20) (0.37) 13.27 10.08  229,787 0.38  1.67  47.6  (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. 2

Financial Highlights Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT Class 2 shares 2025 $12.14 $0.31 $1.12 $1.43 ($0.39) ($1.07) ($1.46) $12.11 12.00% $87,617 0.31%(c) 2.55% 20.6% 2024 11.67 0.26 0.77 1.03 (0.23) (0.33) (0.56) 12.14 8.83 112,520 0.31 (c) 2.16 14.6 2023 11.00 0.18 1.22 1.40 (0.19) (0.54) (0.73) 11.67 13.09 134,117 0.31 (c) 1.62 16.4 2022 14.43 0.17 (2.27) (2.10) (0.35) (0.98) (1.33) 11.00 (14.63) 141,384 0.31 (c) 1.36 21.0 2021 13.65 0.32 1.03 1.35 (0.25) (0.32) (0.57) 14.43 9.94 184,060 0.31 (c) 2.24 18.7 (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. (c) Subject to Manager's contractual expense limit. 3

Financial Highlights (Continued) Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT Class 2 shares 2025 $12.14 $0.31 $1.12 $1.43 ($0.39) ($1.07) ($1.46) $12.11 12.00% $87,617 0.31%(c) 2.55% 20.6% 2024 11.67 0.26 0.77 1.03 (0.23) (0.33) (0.56) 12.14 8.83  112,520 0.31 (c) 2.16  14.6  2023 11.00 0.18 1.22 1.40 (0.19) (0.54) (0.73) 11.67 13.09  134,117 0.31 (c) 1.62  16.4  2022 14.43 0.17 (2.27) (2.10) (0.35) (0.98) (1.33) 11.00 (14.63)  141,384 0.31 (c) 1.36  21.0  2021 13.65 0.32 1.03 1.35 (0.25) (0.32) (0.57) 14.43 9.94  184,060 0.31 (c) 2.24  18.7  (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. (c) Subject to Manager's contractual expense limit. 4

Financial Highlights Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT Class 2 shares 2025 $13.35 $0.31 $0.64 $0.95 ($0.30) ($0.95) ($1.25) $13.05 7.31% $1,453,120 0.37% 2.34% 44.4% 2024 12.42 0.27 1.08 1.35 (0.19) (0.23) (0.42) 13.35 10.88 1,548,784 0.37 2.08 38.9 2023 11.07 0.20 1.47 1.67 (0.14) (0.18) (0.32) 12.42 15.33 1,440,339 0.37 1.68 38.6 2022 14.07 0.17 (2.12) (1.95) (0.20) (0.85) (1.05) 11.07 (13.82) 1,196,821 0.37 1.36 101.8 2021 12.68 0.23 1.52 1.75 (0.16) (0.20) (0.36) 14.07 13.89 1,277,128 0.37 1.69 57.4 (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. 5

Financial Highlights (Continued) Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED GROWTH ADAPTIVE ALLOCATION ACCOUNT Class 2 shares 2025 $13.35 $0.31 $0.64 $0.95 ($0.30) ($0.95) ($1.25) $13.05 7.31% $1,453,120 0.37% 2.34% 44.4% 2024 12.42 0.27 1.08 1.35 (0.19) (0.23) (0.42) 13.35 10.88  1,548,784 0.37  2.08  38.9  2023 11.07 0.20 1.47 1.67 (0.14) (0.18) (0.32) 12.42 15.33  1,440,339 0.37  1.68  38.6  2022 14.07 0.17 (2.12) (1.95) (0.20) (0.85) (1.05) 11.07 (13.82)  1,196,821 0.37  1.36  101.8  2021 12.68 0.23 1.52 1.75 (0.16) (0.20) (0.36) 14.07 13.89  1,277,128 0.37  1.69  57.4  (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. 6

Financial Highlights Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT Class 2 shares 2025 $13.27 $0.31 $1.45 $1.76 ($0.37) ($1.40) ($1.77) $13.26 13.59% $196,161 0.31% 2.28% 22.2% 2024 12.59 0.26 1.15 1.41 (0.24) (0.49) (0.73) 13.27 11.22 243,336 0.31 1.98 20.1 2023 11.75 0.19 1.58 1.77 (0.18) (0.75) (0.93) 12.59 15.60 293,439 0.31 1.53 15.6 2022 15.66 0.17 (2.54) (2.37) (0.40) (1.14) (1.54) 11.75 (15.12) 292,960 0.30 1.25 19.9 2021 14.33 0.36 1.58 1.94 (0.24) (0.37) (0.61) 15.66 13.70 388,912 0.30 2.39 17.4 (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. 7

Financial Highlights (Continued) Principal Variable Contracts Funds, Inc. Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT Class 2 shares 2025 $13.27 $0.31 $1.45 $1.76 ($0.37) ($1.40) ($1.77) $13.26 13.59% $196,161 0.31% 2.28% 22.2% 2024 12.59 0.26 1.15 1.41 (0.24) (0.49) (0.73) 13.27 11.22  243,336 0.31  1.98  20.1  2023 11.75 0.19 1.58 1.77 (0.18) (0.75) (0.93) 12.59 15.60  293,439 0.31  1.53  15.6  2022 15.66 0.17 (2.54) (2.37) (0.40) (1.14) (1.54) 11.75 (15.12)  292,960 0.30  1.25  19.9  2021 14.33 0.36 1.58 1.94 (0.24) (0.37) (0.61) 15.66 13.70  388,912 0.30  2.39  17.4  (a) Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. 8

PVC DIV VIC 0430 PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/pvcdi 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the voting instruction card at hand. 2. Call toll-free 855-429-7135 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the voting instruction card. 3. Sign, date and return the voting instruction card in the envelope provided DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT BOTH A SERIES OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) INSURANCE COMPANY NAME PRINTS HERE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF CONTRACT OWNERS TO BE HELD APRIL 30, 2026 VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Account listed above (the “Fund”), hereby appoints and authorizes the company named above (the “Company”) to vote and act with respect to all shares of the Fund, which are attributable to the undersigned’s participation in the Contract, at the Special Meeting of Contract Owners to be held on April 30, 2026 at 801 Grand Avenue, Des Moines, Iowa 50392 10:00 a.m. Central Time for Diversified Growth Strategic Allocation Account and 10:15 a.m. Central Time for Diversified Balanced Strategic Allocation Account, and at any adjournment thereof. THE COMPANY WILL VOTE THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD IN ACCORDANCE WITH THE CHOICES MADE ON THIS CARD. IF THIS CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS CARD WILL BE VOTED “FOR” THE PROPOSAL. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE COMPANY WILL VOTE THE SHARES ATTRIBUTABLE TO THE ACCOUNT VALUE IN THE SAME PROPORTION AS THE VOTES CAST BY CONTRACT OWNERS IN THE SAME SEPARATE ACCOUNT, WHEN APPLICABLE. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this voting instruction card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC DIV VIC 0430 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Contract Owners to be held on April 30, 2026. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/pvcdiv YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This voting instruction card is solicited on behalf of the Board of Directors. Your shares will be voted as specified. If no specification is made, this voting instruction card shall be voted “FOR” the proposal. The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINST ABSTAIN 1. Approval of a Plan of Acquisition providing for the reorganization of the Diversified Growth Strategic Allocation Account (Class 2) into the Diversified Growth Adaptive Allocation Account (Class 2). (Only contract owners of the Diversified Growth Strategic Allocation Account will vote on this proposal.)    FOR AGAINST ABSTAIN 2. Approval of a Plan of Acquisition providing for the reorganization of the Diversified Balanced Strategic Allocation Account (Class 2) into the Diversified Balanced Adaptive Allocation Account (Class 2). (Only contract owners of the Diversified Balanced Strategic Allocation Account will vote on this proposal.)    Transact such other business as may properly come before the Meeting.

PVC Diversified Card_0430 PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/pvcdi 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free tbd 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided DIVERSIFIED GROWTH STRATEGIC ALLOCATION ACCOUNT DIVERSIFIED BALANCED STRATEGIC ALLOCATION ACCOUNT BOTH A SERIES OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the above-referenced Account (the “Fund”) hereby appoints each of Laura B. Latham, David P. Michalik, Deanna Y. Pellack, Adam U. Shaikh, and John L. Sullivan, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 30, 2026 at 801 Grand Avenue, Des Moines, Iowa 50392 at 10:00 a.m. Central Time for Diversified Growth Strategic Allocation Account and 10:15 a.m. Central Time for Diversified Balanced Strategic Allocation Account, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PVC Diversified Card_0430 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 30, 2026. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/pvcdiv YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposal. The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINST ABSTAIN 1. Approval of a Plan of Acquisition providing for the reorganization of the Diversified Growth Strategic Allocation Account (Class 2) into the Diversified Growth Adaptive Allocation Account (Class 2). (Only shareholders of the Diversified Growth Strategic Allocation Account will vote on this proposal.)    FOR AGAINST ABSTAIN 2. Approval of a Plan of Acquisition providing for the reorganization of the Diversified Balanced Strategic Allocation Account (Class 2) into the Diversified Balanced Adaptive Allocation Account (Class 2). (Only shareholders of the Diversified Balanced Strategic Allocation Account will vote on this proposal.)    Transact such other business as may properly come before the Meeting.

PART B
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: April 1, 2026
This Statement of Additional Information is available to the shareholders of the Diversified Growth Strategic Allocation Account ("Growth Strategic") and the Diversified Balanced Strategic Allocation Account ("Balanced Strategic") (each, an "Acquired Fund" and, together, the "Acquired Funds") in connection with the proposed reorganization of the Acquired Funds into the Diversified Growth Adaptive Allocation Account ("Growth Adaptive") and the Diversified Balanced Adaptive Allocation Account ("Balanced Adaptive"), respectively (each, an "Acquiring Fund" and, together, the "Acquiring Funds") (each a "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Variable Contracts Funds, Inc. ("PVC").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated April 1, 2026, relating to the Reorganization. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.
TABLE OF CONTENTS
(1)The Statement of Additional Information dated May 1, 2025, filed on April 25, 2025, and the supplements thereto, dated and filed on June 16, 2025, September 3, 2025, September 15, 2025, September 23, 2025, November 19, 2025, and December 15, 2025.
(2)The financial statements of the Acquired and the Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2025, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 26, 2026, and the unaudited financial statements of the Acquired and Acquiring Funds included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2025, as filed on Form N-CSRS on August 25, 2025.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 002-35570 and 811-01944):
(1)The Statement of Additional Information dated May 1, 2025, filed on April 25, 2025 (Accession No. 0000012601-25-000106), and the supplements thereto, dated and filed on June 16, 2025, September 3, 2025, September 15, 2025, September 23, 2025, November 19, 2025, and December 15, 2025.
(2)The financial statements of the Acquired and the Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2025, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 26, 2026, and the unaudited financial statements of the Acquired and Acquiring Funds included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2025, as filed on Form N-CSRS on August 25, 2025.
The PVC Annual and Semi-Annual Reports to Shareholders are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.PrincipalAM.com/PVCProspectuses.
SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees of the Acquiring and the Acquired Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to each proposed Reorganization, is included in the “Annual Fund Operating Expenses” sections of the Proxy Statement.

Each Reorganization will not result in a material change to the Acquired Funds' investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by an Acquired Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Funds as compared to those of the corresponding Acquiring Fund. For each Reorganization, the Acquiring Fund will be the surviving fund for accounting purposes.
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